                                                                   EXHIBIT 99.1


          RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS BEFORE
                TAXES AND MINORITY INTEREST TO EBITDA BY SEGMENT
                                 (IN MILLIONS)


                                            COMMU-
                                            NITY     RESI-
                                            RESI-   DENTIAL   COMMER-
                                           DENTIAL   REAL      CIAL      TRANS-              ST.     HOS-     CORPO-       CON-
                                            REAL     ESTATE    REAL      PORTA-   FOR-       JOE     PITA-     RATE      SOLIDA-
                                           ESTATE   SERVICES  ESTATE     TION     ESTRY     LAND     LITY     & OTHER     ATED
                                           -------  --------  ------     ----     -----     -----    ----     -------    ------

FOR THE YEAR ENDED DECEMBER 31, 2002
PRETAX INCOME FROM CONTINUING OPERATIONS    $72.7     $  --    $ 2.0     $(3.6)   $ 8.0     $68.1    $(0.6)   $ 95.5     $242.1
Plus:
  Discontinued operations                      --       3.7      0.4                                                        4.1
  Depreciation & amortization                 4.4       1.1     10.2      1.6       4.1       0.2     0.1        2.2       23.9
  Interest expense                            6.6       0.2      7.5       --       0.1        --      --        9.3       23.7
  Other                                        --        --       --      0.6        --        --      --        2.0        2.6
Less:
  (Gain)loss on derivatives valuation          --        --       --       --        --        --      --        0.9        0.9
  Gain on derivatives sales                    --        --       --       --        --        --      --     (132.9)    (132.9)
  (Gain) loss on sales of other assets         --        --       --      0.1        --        --      --        0.1        0.2
  Minority interest                          (1.3)       --     (0.2)      --        --        --      --         --       (1.5)
                                            -----     -----    -----     ----     -----     -----    ----     ------     ------
EBITDA                                      $82.4     $ 5.0    $19.9     $(1.3)   $12.2     $68.3    $(0.5)   $(22.9)    $163.1
                                            =====     =====    =====     ====     =====     =====    ====     ======     ======


FOR THE YEAR ENDED DECEMBER 31, 2001
PRETAX INCOME FROM CONTINUING OPERATIONS    $48.5     $  --    $ 5.0     $(3.3)   $ 9.0     $63.8    $0.1     $(28.0)    $ 95.1
Plus:
  Discontinued operations                      --      17.9      0.1       --        --        --      --         --       18.0
  Depreciation & amortization                 2.0       8.3      9.9      1.5       3.9       0.1     0.1        3.8       29.6
  Interest expense                            4.1       0.7      3.7       --       0.1        --      --       13.5       22.1
  Other                                        --        --       --       --        --        --      --        2.0        2.0
Less:
  (Gain)loss on derivatives valuation          --        --       --       --        --        --      --       (4.0)      (4.0)
  Gain on derivatives sales                    --        --       --       --        --        --      --         --         --
  (Gain) loss on sales of other assets         --       0.1     (0.1)      --        --        --      --         --         --
  Minority interest                          (0.6)       --     ( --)      --        --        --      --         --       (0.6)
                                            -----     -----    -----     ----     -----     -----    ----     ------     ------
EBITDA                                      $54.0     $27.0    $18.6     $(1.8)   $13.0     $63.9    $0.2     $(12.7)    $162.2
                                            =====     =====    =====     ====     =====     =====    ====     ======     ======


EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization and is net of the effects of minority interests. EBITDA excludes gains from the sale of discontinued operations except for gains (losses) for sales of assets which are classified as discontinued operations under the provisions of FAS 144 and are sold in the normal course of business. EBITDA also excludes gains on sales of non-strategic lands and other assets.

                                            COMMU-
                                            NITY     RESI-
                                            RESI-   DENTIAL   COMMER-
                                           DENTIAL   REAL      CIAL      TRANS-              ST.     HOS-     CORPO-       CON-
                                            REAL     ESTATE    REAL      PORTA-   FOR-       JOE     PITA-     RATE      SOLIDA-
                                           ESTATE   SERVICES  ESTATE     TION     ESTRY     LAND     LITY     & OTHER     ATED
                                           -------  --------  ------     ----     -----     -----    ----     -------    ------

FOR THE QUARTER ENDED DECEMBER 31, 2002
PRETAX INCOME FROM CONTINUING OPERATIONS    $19.7     $  --    $ 4.5     $(0.7)   $ 2.0     $30.7    $(0.4)   $ 29.5     $ 85.3
Plus:
  Discontinued operations                                --       --       --        --        --      --         --         --
  Depreciation & amortization                 1.5        --      3.0      0.5       1.0        --      --        0.5        6.5
  Interest expense                            2.7        --      2.1       --        --        --      --        1.2        6.0
  Other                                        --        --       --       --        --        --      --        0.5        0.5
Less:
  (Gain)loss on derivatives valuation          --        --       --       --        --        --      --       (0.1)      (0.1)
  Gain on derivatives sales                    --        --       --       --        --        --      --      (38.2)     (38.2)
  (Gain) loss on sales of other assets         --        --       --       --       0.2        --      --        0.4        0.6
  Minority interest                          (0.4)       --       --       --        --        --      --         --       (0.4)
                                            -----     -----    -----     ----     -----     -----    ----     ------     ------
EBITDA                                      $23.5     $  --    $ 9.6     $(0.2)   $ 3.2     $30.7    $(0.4)   $ (6.2)    $ 60.2
                                            =====     =====    =====     ====     =====     =====    ====     ======     ======


FOR THE QUARTER ENDED DECEMBER 31, 2001
PRETAX INCOME FROM CONTINUING OPERATIONS    $16.8     $  --    $ 3.3     $(0.9)   $ 1.3     $12.4    $ --     $ (7.1)    $ 25.8
Plus:
  Discontinued operations                      --       4.5       --       --        --        --      --         --        4.5
  Depreciation & amortization                 1.1       2.0      2.4      0.4       1.1        --      --        1.0        8.0
  Interest expense                            1.1       0.2      1.8       --        --        --      --        3.8        6.9
  Other                                        --        --       --       --        --        --      --        0.5        0.5
Less:
  (Gain)loss on derivatives valuation          --        --       --       --        --        --      --       (0.5)      (0.5)
  Gain on derivatives sales                    --        --       --       --        --        --      --         --         --
  (Gain) loss on sales of other assets         --        --       --       --        --        --      --        0.1        0.1
  Minority interest                          (0.7)       --       --       --        --        --      --         --       (0.7)
                                            -----     -----    -----     ----     -----     -----    ----     ------     ------
EBITDA                                      $18.3     $ 6.7    $ 7.5     $(0.5)   $ 2.4     $12.4    $ --     $ (2.2)    $ 44.6
                                            =====     =====    =====     ====     =====     =====    ====     ======     ======


EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization and is net of the effects of minority interests. EBITDA excludes gains from the sale of discontinued operations except for gains (losses) for sales of assets which are classified as discontinued operations under the provisions of FAS 144 and are sold in the normal course of business. EBITDA also excludes gains on sales of non-strategic lands and other assets.